                                                                   Exhibit 10.14


                 EIGHTH AMENDMENT TO THE 3 YEAR CREDIT AGREEMENT

               ELEVENTH AMENDMENT TO THE 364 DAY CREDIT AGREEMENT


            EIGHTH AMENDMENT, dated as of December 4, 1998, among RJR NABISCO HOLDINGS CORP., a Delaware corporation ("Holdings"), RJR NABISCO, INC., a Delaware corporation (the "Borrower"), and the lending institutions party to the 3 Year Credit Agreement referred to below and ELEVENTH AMENDMENT, dated as of December 4, 1998, among Holdings, the Borrower and the lending institutions party to the 364 Day Credit Agreement referred to below (collectively, the "Amendment"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the respective Credit Agreements (as defined below).

                              W I T N E S S E T H:
                              - - - - - - - - - -

            WHEREAS, Holdings, the Borrower and various lending institutions (the "3 Year Banks") are parties to a Credit Agreement, dated as of April 28, 1995, with respect to initial Commitments aggregating $2,750,000,000 on such date (as in effect on the date hereof, the "3 Year Credit Agreement");

            WHEREAS, Holdings, the Borrower and various lending institutions (the "364 Day Banks" and, together with the 3 Year Banks, the "Banks") are parties to a Credit Agreement, dated as of April 28, 1995, with respect to initial Commitments aggregating $750,000,000 on such date (as in effect on the date hereof, the "364 Day Credit Agreement" and, together with the 3 Year Credit Agreement, the "Credit Agreements");

            WHEREAS, Holdings, the Borrower and the 3 Year Banks wish to enter into the agreements with respect to the 3 Year Credit Agreement as herein provided; and

            WHEREAS, Holdings, the Borrower and the 364 Day Banks wish to enter into the agreements with respect to the 364 Day Credit Agreement as herein provided;

            NOW, THEREFORE, it is agreed:

I. AMENDMENTS TO THE 3 YEAR CREDIT AGREEMENT.

            1. Section 8.07 of the 3 Year Credit Agreement is hereby amended by deleting the amount "$6,700,000,000" appearing in said Section and inserting the amount "$5,800,000,000" in lieu thereof.

            2. Section 8.08 of the 3 Year Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

                  "PERIOD                       RATIO
                  -------                       -----

      Initial Borrowing Date                    1.60:1
      to and including
      December 31, 1995

      January 1, 1996                           1.50:1
      to and including
      December 31, 1997

      January 1, 1998                           1.40:1
      to and including
      December 31, 1998

      Thereafter                                1.25:1".

            3. Section 8.09 of the 3 Year Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

                  "PERIOD                       RATIO
                  -------                       -----

      Initial Borrowing Date                    2.60:1
      to and including
      December 31, 1995

      January 1, 1996                           2.55:1
      to and including
      December 31, 1996

      January 1, 1997                           2.40:1
      to and including
      December 31, 1997

      January 1, 1998                           2.50:1
      to and including
      June 30, 1998

      July 1, 1998                                    2.40:1
      to and including
      September 30, 1998

      October 1, 1998 to
      and including

      December 31, 1998                         2.80:1

      Thereafter                                3.00:1".

            4. Section 8.10 of the 3 Year Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

                  "PERIOD                       RATIO
                  -------                       -----

      Initial Borrowing Date                    3.50:1
      to and including
      December 31, 1996

      January 1, 1997                           3.75:1
      to and including
      December 31, 1997

      January 1, 1998                           3.50:1
      to and including
      September 30, 1998

      October 1, 1998
      to and including
      December 31, 1998                         3.25:1

      Thereafter                                3.15:1".

            5. The definition of "Adjusted Operating Income" appearing in
Section 10 of the 3 Year Credit Agreement is hereby amended by (x) deleting the word "and" appearing at the end of clause (viii) of the proviso contained therein and inserting a comma in lieu thereof and (y) inserting the following new clauses (x) and (xi) at the end of said definition:

      ", (x) Adjusted Operating Income shall be adjusted by adding thereto the amount of all expenses accrued by Holdings and its Subsidiaries during any Test Period pursuant to (i) the comprehensive settlement agreement, dated on or about November 23, 1998, among R.J. Reynolds Tobacco Company, certain other tobacco companies, and various states and territories to the extent (and only to the extent) (I) the aggregate amount of all payments made by Holdings and its Subsidiaries pursuant to the aforementioned agreements (and for which an adjustment to Adjusted Operating Income is made) does not exceed $650,000,000 and (II) the amount of such payments are deducted in any determination of Adjusted Operating Income and (xi) for all purposes, for any period which includes the fourth quarter of Holdings' 1998 fiscal year, there shall be excluded in determining Adjusted Operating Income any pre-tax restructuring expense and related expenses and adjustments recorded or accrued in the fourth quarter of Holdings' 1998 fiscal year which serve to reduce operating income of Holdings and/or its Subsidiaries in such fiscal quarter, to the extent (and only to the extent) the aggregate amount attributable pursuant to this clause (xi) does not exceed $440,000,000."

      6. The definition of "Cumulative Adjusted Cash Net Income" appearing in
Section 10 of the 3 Year Credit Agreement is hereby amended by inserting the following text at the end of said definition:

      "plus (vi) the amount of all charges (determined on an after-tax basis) taken by Holdings and its Subsidiaries to account for expenses accrued by Holdings and its Subsidiaries pursuant to the settlement agreements referred to in clauses (x) and (xi) of the definition of "Adjusted Operating Income", to the extent (and only to the extent) that (i) the aggregate amount of such charges taken by Holdings and its Subsidiaries (as determined on an after-tax basis) does not exceed $715,000,000 and
      (ii) such charges are deducted in any determination of Cumulative Adjusted Cash Net Income".

      7. The definition of "Applicable Facility Fee Percentage" appearing in
Section 10 of the 3 Year Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

                                                   Applicable Facility
                 Period                              Fee Percentage
                 ------                              --------------

      Level I Period                                      .500%
      Level II Period                                     .400%
      Level III Period                                    .350%
      Level IV Period                                     .225%
      Level V Period                                      .200%
      Level VI Period                                     .175%


      8. The definition of "Applicable Eurodollar Margin" appearing in Section 10 of the 3 Year Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

                                                       Applicable
                "Period                             Eurodollar Margin
                 ------                             -----------------

      Level I Period                                     1.500%
      Level II Period                                    1.350%

      Level III Period                                   1.150%
      Level IV Period                                    0.650%
      Level V Period                                     0.550%
      Level VI Period                                    0.450%

      9. The definition of "Applicable Reference Rate Margin" appearing in
Section 10 of the 3 Year Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

                                                       Applicable
                                                        Reference
                "Period                                Rate Margin
                 ------                                -----------

      Level I Period                                     1.000%
      Level II Period                                    0.850%
      Level III Period                                   0.650%
      Level IV Period                                    0.150%
      Level V Period                                     0.050%
      Level VI Period                                      0%


            10. The definition of "Applicable Utilization Fee Percentage" appearing in Section 10 of the 3 Year Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

                                                       Applicable
                                                       Utilization
                "Period                              Fee Percentage
                 ------                              --------------

      Level I Period                                     0.250%
      Level II Period                                    0.250%
      Level III Period                                   0.250%
      Level IV Period                                    0.125%
      Level V Period                                       0%

      Level VI Period                                      0%


            11. Section 10 of the 3 Year Credit Agreement is hereby further amended by (i) deleting the definitions of "Increased Investment Grade Period", "Increased Investment Grade Rating", "Maximum Investment Grade Period", "Maximum Investment Grade Rating", "Minimum Investment Grade Period", "Minimum Investment Grade Rating" and "NIG Period" appearing in said Section in their entirety and
(ii) inserting the following definitions in appropriate alphabetical order in said Section:

            "Level I Period" shall mean any period during which the Credit Rating is at all times below the Level II Rating.

            "Level II Period" shall mean any period during which the Credit Rating is at all times the Level II Rating.

            "Level III Period" shall mean any period during which the Credit Rating is at all times the Level III Rating.

            "Level IV Period" shall mean any period during which the Credit Rating is at all times the Level IV Rating.

            "Level V Period" shall mean any period during which the Credit Rating is at all times the Level V Rating.

            "Level VI Period" shall mean any period during which the Credit Rating is, or is at any level above, the Level VI Rating.

            "Level II Rating" shall mean the rating established by each Rating Agency as being one rating level immediately below the Level III Rating, it being understood that as of the date of this Agreement the "Level II Rating" of S&P is BB and the "Level II Rating" of Moody's is Ba2.

            "Level III Rating" shall mean the rating established by each Rating Agency as being one rating level immediately below the Level IV Rating, it being understood that as of the date of this Agreement the "Level III Rating" of S&P is BB+ and the "Level III Rating" of Moody's is Ba1.

            "Level IV Rating" shall mean the rating established by each Rating Agency as being one rating level immediately below the Level V Rating, it being understood that as of the date of this Agreement the "Level IV Rating" of S&P is BBB- and the "Level IV Rating" of Moody's is Baa3.

            "Level V Rating" shall mean the rating established by each Rating Agency as being one rating level immediately below the Level VI Rating, it being understood that as of the date of this Agreement the "Level V Rating" of S&P is BBB and the "Level V Rating" of Moody's is Baa2.

            "Level VI Rating" shall mean the rating established by each Rating Agency as being one rating level immediately above the Level V Rating, it being understood that as of the date of this Agreement the "Level VI Rating" of S&P is BBB+ and the "Level VI Rating" of Moody's is Baa1.

II. AMENDMENTS TO THE 364 DAY CREDIT AGREEMENT.

            1. Section 8.07 of the 364 Day Credit Agreement is hereby amended by deleting the amount "$6,700,000,000" appearing in said Section and inserting the amount "$5,800,000,000" in lieu thereof.

            2. Section 8.08 of the 364 Day Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

                  "Period                       Ratio
                  -------                       -----

      Initial Borrowing Date                    1.60:1
      to and including
      December 31, 1995

      January 1, 1996                           1.50:1
      to and including
      December 31, 1997

      January 1, 1998                           1.40:1
      to and including
      December 31, 1998

      Thereafter                                1.25:1".

            3. Section 8.09 of the 364 Day Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

                  "Period                       Ratio
                  -------                       -----

      Initial Borrowing Date                    2.60:1
      to and including
      December 31, 1995

      January 1, 1996                           2.55:1
      to and including
      December 31, 1996

      January 1, 1997                           2.40:1
      to and including
      December 31, 1997

      January 1, 1998                           2.50:1
      to and including
      June 30, 1998

      July 1, 1998                                    2.40:1
      to and including
      September 30, 1998

      October 1, 1998 to
      and including
      December 31, 1998                         2.80:1

      Thereafter                                3.00:1".

      4. Section 8.10 of the 364 Day Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

                  "Period                       Ratio
                  -------                       -----

      Initial Borrowing Date                    3.50:1
      to and including
      December 31, 1996

      January 1, 1997                           3.75:1
      to and including
      December 31, 1997

      January 1, 1998                           3.50:1
      to and including
      September 30, 1998

      October 1, 1998
      to and including
      December 31, 1998                         3.25:1

      Thereafter                                3.15:1".

      5. The definition of "Adjusted Operating Income" appearing in Section 10 of the 364 Day Credit Agreement is hereby amended by (x) deleting the word "and" appearing at the end of clause (viii) of the proviso contained therein and inserting a comma in lieu thereof and (y) inserting the following new clauses
(x) and (xi) at the end of said definition:

      ", (x) Adjusted Operating Income shall be adjusted by adding thereto the amount of all expenses accrued by Holdings and its Subsidiaries during any Test Period pursuant to (i) the comprehensive settlement agreement, dated on or about November 23, 1998, among R.J. Reynolds Tobacco Company, certain other tobacco companies, and various states and territories to the extent (and only to the extent) (I) the aggregate amount of all payments made by Holdings and its Subsidiaries pursuant to the aforementioned agreements (and for which an adjustment to Adjusted Operating Income is made) does not exceed $650,000,000 and (II) the amount of such payments are deducted in any determination of Adjusted Operating Income and (xi) for all purposes, for any period which includes the fourth quarter of Holdings' 1998 fiscal year, there shall be excluded in determining Adjusted Operating Income any pre-tax restructuring expense and related expenses and adjustments recorded or accrued in the fourth quarter of Holdings' 1998 fiscal year which serve to reduce operating income of Holdings and/or its Subsidiaries in such fiscal quarter, to the extent (and only to the extent) the aggregate amount attributable pursuant to this clause (xi) does not exceed $440,000,000."

      6. The definition of "Cumulative Adjusted Cash Net Income" appearing in
Section 10 of the 364 Day Credit Agreement is hereby amended by inserting the following text at the end of said definition:

"plus (vi) the amount of all charges (determined on an after-tax basis) taken by Holdings and its Subsidiaries to account for expenses accrued by Holdings and its Subsidiaries pursuant to the settlement agreements referred to in clauses
(x) and (xi) of the definition of "Adjusted Operating Income", to the extent (and only to the extent) that (i) the aggregate amount of such charges taken by Holdings and its Subsidiaries (as determined on an after-tax basis) does not exceed $715,000,000 and (ii) such charges are deducted in any determination of Cumulative Adjusted Cash Net Income".

      7. Section 2.01(a) of the 364 Day Credit Agreement is hereby amended by inserting the word "Applicable" immediately prior to the phrase "Facility Fee Percentage" appearing in said Section.

      8. The definition of "Applicable Eurodollar Margin" appearing in Section 10 of the 364 Day Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

                                                       Applicable
                "Period                             Eurodollar Margin
                 ------                             -----------------

      Level I Period                                     1.500%
      Level II Period                                    1.400%
      Level III Period                                   1.200%
      Level IV Period                                    0.700%
      Level V Period                                     0.575%
      Level VI Period                                    0.450%

            9. The definition of "Applicable Reference Rate Margin" appearing in
Section 10 of the 364 Day Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

                                                       Applicable
                                                        Reference
                "Period                                Rate Margin
                 ------                                -----------

      Level I Period                                     1.000%
      Level II Period                                    0.900%
      Level III Period                                   0.700%
      Level IV Period                                    0.200%
      Level V Period                                     0.075%
      Level VI Period                                      0%

            10. The definition of "Applicable Utilization Fee Percentage" appearing in Section 10 of the 364 Day Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

                                                       Applicable
                                                       Utilization
                "Period                              Fee Percentage
                 ------                              --------------
      Level I Period                                     0.250%
      Level II Period                                    0.250%
      Level III Period                                   0.250%
      Level IV Period                                    0.125%
      Level V Period                                       0%
      Level VI Period                                      0%


            11. Section 10 of the 364 Day Credit Agreement is hereby further amended by (i) deleting the definitions of "Facility Fee Percentage", "Increased Investment Grade Period", "Increased Investment Grade Rating", "Maximum Investment Grade Period", "Maximum Investment Grade Rating", "Minimum Investment Grade Period", "Minimum Investment Grade Rating" and "NIG Period" appearing in said Section in their entirety and (ii)inserting the following definitions in appropriate alphabetical order in said Section:

            "Applicable Facility Fee Percentage" shall mean, at any time during a period set forth below, the percentage set forth opposite such period below:

                                                   Applicable Facility
                 Period                              Fee Percentage
                 ------                              --------------

      Level I Period                                      .500%
      Level II Period                                     .350%
      Level III Period                                    .300%
      Level IV Period                                     .175%
      Level V Period                                      .175%
      Level VI Period                                     .175%

            "Level I Period" shall mean any period during which the Credit Rating is at all times below the Level II Rating.

            "Level II Period" shall mean any period during which the Credit Rating is at all times the Level II Rating.

            "Level III Period" shall mean any period during which the Credit Rating is at all times the Level III Rating.

            "Level IV Period" shall mean any period during which the Credit Rating is at all times the Level IV Rating.

            "Level V Period" shall mean any period during which the Credit Rating is at all times the Level V Rating.

            "Level VI Period" shall mean any period during which the Credit Rating is, or is at any level above, the Level VI Rating.

            "Level II Rating" shall mean the rating established by each Rating Agency as being one rating level immediately below the Level III Rating, it being understood that as of the date of this Agreement the "Level II Rating" of S&P is BB and the "Level II Rating" of Moody's is Ba2.

            "Level III Rating" shall mean the rating established by each Rating Agency as being one rating level immediately below the Level IV Rating, it being understood that as of the date of this Agreement the "Level III Rating" of S&P is BB+ and the "Level III Rating" of Moody's is Ba1.

            "Level IV Rating" shall mean the rating established by each Rating Agency as being one rating level immediately below the Level V Rating, it being understood that as of the date of this Agreement the "Level IV Rating" of S&P is BBB- and the "Level IV Rating" of Moody's is Baa3.

            "Level V Rating" shall mean the rating established by each Rating Agency as being one rating level immediately below the Level VI Rating, it being understood that as of the date of this Agreement the "Level V Rating" of S&P is BBB and the "Level V Rating" of Moody's is Baa2.

            "Level VI Rating" shall mean the rating established by each Rating Agency as being one rating level immediately above the Level V Rating, it being understood that as of the date of this Agreement the "Level VI Rating" of S&P is BBB+ and the "Level VI Rating" of Moody's is Baa1.

III.  MISCELLANEOUS PROVISIONS.

            1. In order to induce the Banks to enter into this Amendment, each Credit Party hereby (i) makes each of the representations, warranties and agreements contained in Section 6 of each Credit Agreement and (ii) represents and warrants that there exists no Default or Event of Default, in each case on the date hereof and on the Amendment Effective Date, both before and after giving effect to this Amendment.

            2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of either Credit Agreement or any other Credit Document (as defined in each Credit Agreement).

            3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Payments Administrator.

            4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            5. This Amendment shall become effective as of the date first written above on the date (the "Amendment Effective Date") when (I)(i) each of the Credit Parties, (ii) 3 Year Banks constituting Required Banks under the 3 Year Credit Agreement and (iii) 364 Day Banks constituting Required Banks under the 364 Day Credit Agreement, shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to White & Case, 1155 Avenue of the Americas, New York, New York 10036, Attention: Alan Avery (Facsimile No.: (212) 354-8113), (II) each 364 Day Bank which shall have signed and delivered a copy of this Amendment prior to the close of business on December 18, 1998 in accordance with clause
(I) above shall have received an amendment fee equal to 1/4 of 1% on the Commitment (as defined in the 364 Day Credit Agreement) of such 364 Day Bank as in effect on such date, and (III) each 3 Year Bank which shall have signed and delivered a copy of this Amendment prior to the close of business on

December 18, 1998 in accordance with clause (I) above shall have received an amendment fee equal to (x) in the case of a 3 Year Bank with a Maturity Date of June 6, 2001, 1/4 of 1% on the Commitment (as defined in the 3 Year Credit Agreement) of such 3 Year Bank as in effect on such date, (y) in the case of a 3 Year Bank with a Maturity Date of June 6, 2000, 0.16% on the Commitment (as defined in the 3 Year Credit Agreement) of such 3 Year Bank as in effect on such date and (z) in the case of a 3 Year Bank with a Maturity Date of June 6, 1999, 0.08% on the Commitment (as defined in the 3 Year Credit Agreement) of such 3 Year Bank as in effect on such date. After transmitting its executed signature page to White & Case as provided above, each of the Banks shall deliver executed hard copies of this Amendment to White & Case, Attention: Alan Avery at the address provided above.

                                      * * *

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                    RJR NABISCO HOLDINGS CORP.


                                    By
                                       -----------------------------------
                                       Title:


                                    RJR NABISCO, INC.


                                    By
                                       -----------------------------------
                                       Title:

                                    RJRN BCA BANK Signatures Pages Follow

                                    By
                                       -----------------------------------
                                       Title: